SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 1999


                         SIMIONE CENTRAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



   Delaware                       000-22162                    22-3209241
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



      6600 Powers Ferry Road
        Atlanta, Georgia                                         30339
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number including area code (770) 644-6700




883041v1
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ITEM 5.  OTHER EVENTS.

         On September 9, 1999, Simione Central Holdings, Inc. ("Simione Central"), issued a press release ("Press Release") announcing that it has entered into an amendment to the MCS, Inc. merger agreement dated May 26, 1999, whereby the shares of MCS, a wholly-owned subsidiary of Mestek, Inc., shall be spun-off to the shareholders of Mestek and MCS shall be merged with and into Simione Central. This amendment is filed to include as exhibits the merger agreement, the financing documents with Mestek, and the loan agreement with Silicon Valley Bank.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

Exhibit
Number                                 Description

2.1* Amended and Restated Agreement and Plan of Merger and Investment Agreement dated September 9, 1999 among MCS, Inc., Mestek, Inc., Registrant, John E. Reed, Stewart B. Reed and E. Herbert Burk

10.1 Secured Promissory Note dated September 9, 1999, payable to Mestek, Inc., in the original principal amount of $3,000,000

10.2 Security Agreement dated September 9, 1999, by and between Registrant and Mestek, Inc.

10.3 Form of Certificate of Designations for the Series B Preferred Stock of Registrant

10.4      Form of Warrant exercisable by Mestek, Inc.

10.5      Form of Merger Option Agreement between Registrant and Mestek, Inc.

10.6 Loan and Security Agreement dated September 9, 1999 between Silicon Valley Bank and the Registrant and its wholly-owned subsidiaries

* In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted. There is a list of schedules at the end of the Exhibit, briefly describing them. The Registrant will furnish supplementary a copy of any omitted schedule to the Commission upon request.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SIMIONE CENTRAL HOLDINGS, INC.



Date:  September 15, 1999       By:/s/  George M. Hare
                                   -----------------------------------------
                                   George M. Hare
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



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                                 EXHIBIT INDEX

Exhibit
Number                                 Description

2.1* Amended and Restated Agreement and Plan of Merger and Investment Agreement dated September 9, 1999 among MCS, Inc., Mestek, Inc., Registrant, John E. Reed, Stewart B. Reed and E. Herbert Burk

10.1 Secured Promissory Note dated September 9, 1999, payable to Mestek, Inc., in the original principal amount of $3,000,000

10.2 Security Agreement dated September 9, 1999, by and between Registrant and Mestek, Inc.

10.3 Form of Certificate of Designations for the Series B Preferred Stock of Registrant

10.4      Form of Warrant exercisable by Mestek, Inc.

10.5      Form of Merger Option Agreement between Registrant and Mestek, Inc.

10.6 Loan and Security Agreement dated September 9, 1999 between Silicon Valley Bank and the Registrant and its wholly-owned subsidiaries

--------------------

* In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted. There is a list of schedules at the end of the Exhibit, briefly describing them. The Registrant will furnish supplementary a copy of any omitted schedule to the Commission upon request.